Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with this quarterly report on Form 10-Q for Fidelity Private Credit Company LLC (the “Fund”), I, John J. Burke III, the Chief Financial Officer of the Fund, hereby certify, to the best of my knowledge, that:

(1) the Fund’s Form 10-Q for the quarter ended March 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Fund’s Form 10-Q for the quarter ended March 31, 2024 fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: May 10, 2024	By:	/s/ John J. Burke III
John J. Burke III
Chief Financial Officer
(Principal Financial Officer)